------------------------------------------------------------------------------
Dear Shareholder:
   The Age of Irrational Exuberance became a little less of both last quarter. The stock prices of exciting new companies retreated from their astounding levels while the prices of more understandable and cheaper companies advanced. The segmentation of returns is shown below:

                                     2nd Qtr         Year-to-Date
                                    ---------       ---------------
      NASDAQ Composite                -13.3%              -2.5%
      Dow Jones Industrial Average     -4.0%              -8.5%
      S&P 500                          -2.7%              -0.4%
      Morningstar Large Value          -2.2%              -1.9%

      Your Portfolio                    5.6%               2.3%

The Second Mouse Gets the Cheese

"First do no harm" is the injunction given to every young doctor.
For investment managers, a similar injunction might be "First do nothing dumb." In recent years, the financial press has been filled with largely accurate stories of investors bidding up technology stocks, particularly small and untested ones, to astounding levels. As stubbornly rational investors in a less-than-rational world, we have avoided those stocks. The two reasons we have avoided them may not be permanent.

   Valuation is the obvious problem. Even after the minor tech wreck last quarter, most of these stocks still are priced at levels which are wildly excessive by any standard except that of the recent speculative past. The stocks are cheaper than they were, but cheaper in relative terms does not mean cheap in absolute terms.

   The second reason to avoid tech stocks is that few, if any, investors can understand or predict the long-term future profits of these companies. That argument, while correct in general, overestimates the difficulty of understanding all tech companies. Most tech companies do have a high level of operating risk as they try to move quickly to "reinvent the business."
There are, however, a small number of tech companies whose businesses are reasonably predictable. At the other extreme, investors often overestimate the predictability of premier, stable franchises. Kellogg, Coca-Cola, Gillette, and Proctor & Gamble are considered wonderful and stable companies, but all have inflicted unpleasant profit shortfalls on their surprised investors recently. Every company has its own set of risks, and our goal is to evaluate them carefully. Our goal also is to be realistic about our circle of competence and to buy even excellent companies with a reasonable margin of safety.

   We are not remotely near considering most tech companies for your portfolio now. At some future date, however, the twin conditions of cheapness and reasonable understanding of the future franchise may coincide. We deliberately are not the first investors to buy tech stocks; we do intend to play the role of the second mouse. He is the one who gets the cheese.

Murphy's Law Runs In Reverse
The original version of Murphy's Law--if it can go wrong, it will--has run in reverse during the last decade. The new version is--if it can go right, it has. Rewind your mind at least five years and consider how low a probability you would have given to these events:

 -- The federal budget, in perpetual deficit for decades, suddenly swings into significant surplus.

 -- The economy enjoys the longest expansion in history and productivity perks up late in that expansion.

 -- Labor remains remarkably docile even as unemployment hits record lows, allowing the benefits of economic growth to accrue to owners of capital rather than providers of labor.

 -- Corporate profits soar to all time records not only in absolute terms but also in terms of return on equity, after tax margins, etc. Best of all, the stock market then attaches record high price/earnings ratios to those record high profits.

   Two conclusions can be drawn from this remarkable combination of positive surprises. Significant events--positive and negative--for investors can be extremely difficult to predict. Even more important, this has been a golden age when many positive surprises combined to create the best of all possible worlds for investors. This golden age is unlikely to be perpetual, and some day Mr. Murphy's Law is likely to reassert itself in its original form.

What Have We Done Lately

"More than you might think" is the answer we gave at the end of the first quarter. "Less than you might think" is the answer more appropriate for the second quarter. The large volatility of stock prices last quarter took place in tech companies we do not own. We added modestly to some of our existing positions such as real estate investment trusts. In general, we are very pleased with the operating and profit performance of the companies in your portfolio, but we find few great new opportunities that deserve the commitment of your capital.

   Our parent company, United Asset Management, did do something significant lately. Its directors agreed to sell the firm to Old Mutual, a United Kingdom-based financial services company. The impact on us at Pacific Financial Research is likely to be no change, since our contractually assured autonomy remains in place. While the transaction is significant for UAM shareholders, it is business as usual for most of its firms, including our own. From a legal standpoint, this constitutes a change of ownership for Pacific Financial Research, your fund's investment manager, and we will shortly request your approval for this transaction.

Sincerely,

/s/
James Gipson
Chairman & President
July 2, 2000
------------------------------------------------------------------------------
                                                                    (UNAUDITED)
                        			       Investment Portfolio
				                                  June 30, 2000
								                                                               Market
				                                    	Shares         Cost            Value
				                                   ----------   -------------    -----------
COMMON STOCKS (76.6%)
AEROSPACE & DEFENSE (4.9%)
 Lockheed Martin Corporation             912,300  $   18,222,110  $  22,636,444
 Litton Industries, Inc.*                375,100      12,559,618     15,754,200
 Other                                    79,000       1,457,116      1,520,750
                                          						     -----------    -----------
                                                      32,238,844     39,911,394

CONSUMER PRODUCTS (0.6%)
 Nike, Inc. Class B                      119,400       3,224,601      4,753,613
                                          						     -----------    -----------

FOOD & TOBACCO (12.9%)
 Philip Morris Companies Inc.          2,303,200      77,083,512     61,178,750
 Sara Lee Corporation                  1,390,300      23,308,451     26,850,169
 UST Inc.                              1,176,500      32,276,981     17,279,844
                                          						   -------------    -----------
						                                               132,668,944    105,308,763
					                                          	   -------------    -----------

HEALTH CARE (7.8%)
 HCA - The Healthcare Company           986,300      17,668,866      29,958,863
 Tenet Healthcare Corporation*        1,030,500      17,209,560      27,823,500
 Hillenbrand Industries, Inc.           195,000       5,294,014       6,105,937
                                         						   -------------    -----------
						                                               40,172,440      63,888,300
                                         						   -------------    -----------

INSURANCE (2.8%)
 Old Republic International
   Corporation                        1,116,340       14,314,723     18,419,610
 The Allstate Corporation               208,100        4,110,878      4,630,225
                                          						   -------------    -----------
                                          						      18,425,601     23,049,835

MORTGAGE FINANCE (17.8%)
 Freddie Mac                          1,867,600       67,715,945     75,637,800
 Fannie Mae                             987,100       55,070,064     51,514,281
 Golden West Financial Corporation      438,100       12,471,612     17,879,956
                                          						   -------------   ------------
						                                               135,257,621    145,032,037
                                          						   -------------   ------------

REAL ESTATE INVESTMENTS (12.8%)
 Equity Residential Properties Trust    721,200       29,818,591     33,175,200
 Equity Office Properties Trust         762,400       18,727,495     21,013,650
 Archstone Communities Trust            727,100       15,020,261     15,314,544
 Mack-Cali Realty Corporation           459,600       11,629,737     11,805,975
 Apartment Investment & Management Co   255,700        9,606,156     11,059,025
 Security Capital Group Inc./Class B*   377,100        5,491,487      6,410,700
 General Growth Properties, Inc.        183,300        5,627,918      5,819,775
                                          						   -------------   ------------
						                                                95,921,645    104,598,869
                                          						   -------------   ------------

SPECIAL SITUATIONS & OTHER (17.0%)
 De Beers Consolidated Mines, Ltd.    1,071,800       15,037,982     26,058,138
 R. R. Donnelley & Sons Company       1,078,600       23,838,613     24,335,913
 Manpower Inc.                          690,000       16,988,537     22,080,000
 International Game Technology*         612,600       10,140,640     16,233,900
 The Stanley Works                      638,800       16,797,029     15,171,500
 Sigma-Aldrich Corporation              254,000        6,853,866      7,429,500
 Armstrong Holdings, Inc.               383,800        8,688,521      5,876,937
 Airgas, Inc.*                          916,700       11,683,434      5,213,731
 Great Lakes Chemical Corporation        74,900        2,881,226      2,359,350
 Other                                  360,500       13,306,031     13,968,037
					                                          	   -------------  -------------
                                                     126,215,879    138,727,006
						                                             -------------  -------------

TOTAL COMMON STOCKS                                  584,125,575    625,269,817
                                          						   -------------  -------------

                                 					Par Value
				                                 -----------
BONDS (15.0%)
SHORT TERM NOTES (15.0%)
 Federal Home Loan Bank Agency Notes
 5.500%, due 8/13/01                   109,345,000   108,927,511    107,756,217
 Federal Home Loan Bank Agency Notes
 5.865%, due 6/29/01                    15,180,000    15,177,060     15,011,653
						                                             -------------  -------------
                                                     124,104,571    122,767,870
                                          						   -------------  -------------

TOTAL INVESTMENT SECURITIES (91.6%)                  708,230,146    748,037,687

SHORT TERM INVESTMENTS (8.0%)
REPURCHASE AGREEMENT (8.0%) (Note 6)
 State Street Bank and Trust Co., 4.75%,
 due 7/03/00 collateralized by U.S. Treasury
 Obligations, due 09/30/00 and 4/30/01
 valued at $66,362,075, expected proceeds,
 including interest, of $66,387,825                   65,053,000     65,053,000
                                          						   -------------  -------------

TOTAL INVESTMENT PORTFOLIO (99.6%)                $  773,283,146    813,090,687
                                          						   =============
 Cash and Receivables less Liabilities (0.4%)                         3,579,528
					                                                         			 -------------
NET ASSETS  (100.0%)                                             $  816,670,215
							                                                        	  =============
________________________
 See notes to financial statements.
 *Non-income producing securities.



                      			 Statement of Assets and Liabilities
                                     June 30, 2000

ASSETS:
   Investment Portfolio:
   Investment securities, at market value
     (identified cost: $708,230,146)                            $   748,037,687
   Short-term investments, at cost, which is
     equivalent to market (Note 6)                                   65,053,000
                                                       								   -------------
                                                                    813,090,687
   Cash                                                                     335
								                                                          -------------
 Receivable for:
   Dividends & interest                                               4,536,130
   Fund shares sold                                                     308,225
   Directed commission recapture (Note 5)                                46,780
								                                                          -------------
                                                                      4,891,135
								                                                          -------------
                                                                     817,982,157
								                                                          -------------
LIABILITIES:
 Payable for:
   Accrued expenses (including $690,503 due adviser)                    846,036
   Fund shares repurchased                                              451,022
   Distribution payable                                                  14,884
								                                                          -------------
                                                                      1,311,942
                                                        								  -------------

NET ASSETS: (equivalent to $66.81 per share on 12,224,169
	            shares of Capital Stock outstanding--
             200,000,000 shares authorized)                      $  816,670,215
                                                        								  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
 Paid-in Capital                                                 $  741,624,941
 Unrealized appreciation of investments (Note 4)                     39,807,541
 Undistributed realized capital gains (Note 4)                       21,746,156
 Undistributed net investment Income                                 13,491,577
                                                        								  -------------
 Net assets at June 30, 2000                                     $  816,670,215
							                                                        	  =============
 ______________________________________
 See notes to financial statements.

                     			    Statement of Operations
                        Six Months Ended June 30, 2000

INVESTMENT INCOME:
 Dividends                                                       $   11,004,001
 Interest                                                             6,796,092
                                                                  -------------
                  Total Investment Income                            17,800,093

EXPENSES:
 Management fee (Note 2)                 4,214,492
 Transfer agent                            248,955
 Postage & other                            81,211
 Custodian and accounting (Note 5)          70,577
 Printing                                   39,420
 Registration fees                          36,173
 Auditing                                   20,650
 Legal                                      17,336
 Insurance                                  13,204
 ICI Dues                                    9,246
 Directors' fees (Note 2)                    7,500
 Taxes                                         402
 Miscellaneous                               6,483
                                   					----------
                                         4,765,649
 Reduction of Expenses (Note 5)            (86,104)
					                                    ----------
           Total Expenses                                             4,679,545
								                                                             -----------
                Net Investment Income                                13,120,548
								                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain on investments
  (excluding short-term investments):
    Proceeds from investments sold     298,705,739
    Cost of investments sold           276,945,551
				                                   -----------
 Net realized gain on investments (Note 3 and 4)                     21,760,188
 Unrealized appreciation of investments:
   Beginning of period                  62,141,271
   End of period (Note 4)               39,807,541
				                                   -----------
 Decrease in unrealized appreciation of investments                 (22,333,730)
								                                                             -----------
Net realized and unrealized loss on investments                        (573,542)
								                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  12,547,006
			                                                         					    ===========
________________________________________
 See notes to financial statements.

                         			Statements of Changes in Net Assets


                                                  Six Months Ended  Year Ended
                                                      June 30,      December 31,
                                                       2000            1999
                                          						   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income                        $   13,120,548   $   29,888,944
   Net realized gain on investments (Note 4)        21,760,188       80,800,957
   Net unrealized depreciation of investments      (22,333,730)    (145,100,322)
				                                          		 -------------    -------------
   Net increase (decrease) in net assets
      resulting from operations                     12,547,006      (34,410,421)
                                          						 -------------    -------------

 Distributions to shareholders from:
   Net investment income
      ($0.00 and $2.25 per share, respectively             -0-      (29,527,935)
   Net realized capital gain
      ($0.00 and $6.15 per share, respectively             -0-      (80,811,350)
                                         						 -------------    -------------
   Decrease in net assets resulting from
      distributions                                        -0-     (110,339,285)
                                         						 -------------    -------------

 Capital Stock Transactions:
   Proceeds from Capital Stock sold (832,222
      and 4,464,043 shares, respectively)           53,793,418      330,569,514
   Proceeds from Capital Stock purchased by
      reinvestment of dividends and
      distributions (0 and 1,569,355
      shares, respectively)                                -0-      100,485,802
   Cost of Capital stock redeemed
      (3,324,061 and 7,667,158
      shares, respectively)                       (210,392,225)    (557,902,383)
                                          						 -------------    -------------
   (Decrease) in net assets resulting
      from Captial Stock transactions             (156,598,807)    (126,847,067)
		                                          				 -------------    -------------
   Total decrease in net assets                   (144,051,801)    (271,596,773)

NET ASSETS:
   Beginning of period (includes $371,027 and
      $10,018 of undistributed net nvestment
      income, respectively)                        960,722,016    1,232,318,789
		                                          				 -------------    -------------
   End of period (includes $13,491,575 and
      $371,027 of undistributed net investment
      income, respectively                      $  816,670,215   $  960,722,016
					                                          	 =============    =============
______________________________________
 See notes to financial statements.

                          			       Financial Highlights

                              Six Months                      Year Ended December 31,
                             Ended June 30,-------------------------------------------------------
                                  2000           1999        1998       1997      1996       1995
                                		      			-------------------------------------------------------

Selected Per Share Data:
Net asset value,
   beginning of year            $ 65.28        $ 75.37     $ 76.86    $ 67.57   $ 60.74    $ 46.09
                                 ------         ------      ------     ------    ------     ------

Income (loss) from
investment operations:
  Net investment income            1.08           2.27        1.64       1.36      0.83       0.76

  Net realized and unrealized
     gain (loss) on investments    0.45         (3.96)      11.36      19.12     11.10       20.07
                                   ----        ------      ------     ------    ------      ------

Total Income (loss) from
     investment operations         1.53         (1.69)      13.00      20.48     11.93       20.83

Less distributions:
  Dividends from net
      investment income               -         (2.25)     (1.63)     (1.36)     (0.83)      (0.76)

  Distributions from net
      realized gain on investments    -         (6.15)    (12.86)     (9.83)     (4.27)      (5.42)
                                  -----         ------     ------     ------     ------      ------

Net asset value, end of period  $ 66.81       $ 65.28    $ 75.37    $ 76.86    $ 67.57     $ 60.74
                                  =====        ======     ======     ======     ======      ======

Total Return                       2.3%         (2.0%)     19.2%      30.2%      19.4%       45.2%

Ratios and Supplemental Data:
Net assets ($000's)
  end of period                $816,670      $960,722  $1,232,319  $824,083   $542,753   $403,526

Ratio of expenses
  to average net assets          1.11%*          1.10%      1.06%      1.08%      1.08%       1.11%

Ratio of net investment income
  to average net assets          3.11%*          2.54%      2.13%      1.84%      1.32%      1.39%

Portfolio turnover rate            27%*            63%        65%        31%        24%        31%

Number of shares outstanding
  at end of period (000)         12,224         14,716     16,350     10,721      8,033      6,643

*Annualized

_____________________________________
See notes to financial statements.

                      		       Notes to Financial Highlights
                                        June 30, 2000

Note 1 - The Clipper Fund(SM) ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term growth of capital consisting primarily of equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles:

   (a) Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

   (b) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   (c) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   (d) Other - As is common in the industry, security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

Note 3 - The cost of securities purchased (excluding short-term investments) for the six months ended June 30, 2000, was $105,282,829. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

Note 4 - During the six months ended June 30, 2000, the Fund realized net capital gains of $21,760,188 from securities transactions for Federal income tax and financial reporting purposes. As of June 30, 2000, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $39,807,541, of which $87,030,616 related to appreciated securities and $47,223,075 related to depreciated securities.

Note 5 - During the six months ended June 30, 2000, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce custody expenses, was $59,236,428 and $111,045, respectively.

Note 6 - The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

            Clipper Fund(SM)
      Compounded Annual Total Return
 -----------------------------------------
  1 yr   3 yrs   5 yrs  10 yrs  Inception
  -3.4%   9.7%   16.4%   15.5%    16.0%

  Change in Value of $10,000 Initial Investment

	         Clipper  S&P 500   Morningstar
			                          Large Value
          -------  -------   -----------
'84        10000     10000      10000
	          10172     10173       9898
	          10301      9912      10710
	          11536     10872      10986
'85        12128     11076      11890
	          13013     12093      12767
	          14000     12980      12292
	          13681     12447      14096
'86        15330     14588      16085
	          17970     16647      16764
	          17944     17627      15889
	          17596     16397      16543
'87        18206     17310      19417
	          20414     21006      19962
	          20354     22061      20963
	          20300     23516      16935
'88        18778     18218      18213
	          20473     19255      19337
	          21423     20537      19483
	          22452     20607      19897
'89        22452     21244      21219
	          24052     22750      22732
	          26544     24759      24687
	          28388     27410      24570
'90        27365     27975      23858
	          25324     27133      24753
	          26785     28840      21286
	          22597     24877      23006
'91        25285     27106      26350
	          28510     31045      26337
	          28380     30973      27808
	          30236     32630      29686
'92        33399     35365      29839
	          32975     34470      30255
	          34448     35125      30939
	          35954     36231      32763
'93        38685     38056      34576
	          40299     39715      35067
	          40150     39909      36478
	          40741     40940      37191
'94        42981     41882      36074
	          40945     40302      36251
	          41041     40472      37696
	          41924     42455      37041
'95        41938     42448      40192
	          46979     46581      43462
	          52967     51027      46666
	          56934     55086      49069
'96        60891     58402      51904
	          64089     61537      53247
	          67467     64299      54826
	          72855     71821      59264
'97        75098     73750      60205
	          85754     86608      68396
	          89559     93097      74602
	          94651     95771      75116
'98       101387    109130      83513
	         102225    112731      82863
	         100441    101524      72412
	         112815    123148      84334
'99
	         109047    129281      84967
	         117084    138395      93285
	         112037    129759      84348
	         110536    149067      89797
'00       107187    152481      89986
          113136    148425      88006


Past performance is no guarantee of future results. These returns assume redemption at the end of each period. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 696 actively managed large value mutual funds monitored by Morningstar. Data presented from inception of Fund (February 29, 1984) through June 30, 2000.

                    			       P E R F O R M A N C E

				                                             Morningstar
				                                  CLIPPER    Large Value     S&P 500
				 RETURN                          ---------   -----------  ------------
Compounded Annual Returns:**
   One year                            (3.4%)       (5.2%)        7.3%
   Three Years                          9.7          8.7         19.7
   Five Years                          16.4         15.2         23.8
   Ten Years                           15.5         13.4         17.8
   Since Inception (February 29, 1984) 16.0         15.0         18.0

Annual Returns:
	    1984*                             21.3%         9.9%        10.8%
	    1985                              26.4         28.3         31.7
	    1986                              18.8         17.4         18.7
	    1987                               3.1          2.4          5.3
	    1988                              19.6         17.5         16.6
	    1989                              21.9         23.5         31.7
	    1990                              (7.6)        (6.4)        (3.1)
	    1991                              32.1         29.0         30.5
	    1992                              15.8         10.4          7.6
	    1993                              11.1         13.5         10.1
	    1994                              (2.4)        (0.4)         1.3
	    1995                              45.2         32.5         37.6
	    1996                              19.4         20.8         23.0
	    1997                              30.2         26.8         33.4
	    1998                              19.2         12.3         28.6
	    1999                              (2.0)         6.6         21.0
	    Year-to-Date**                     2.3         (1.9)        (0.4)
				                                 ------       ------       ------
	Inception-to-Date
	  Cumulative Return**               1031.2%       780.3%      1384.5%
				                                 ======       ======       ======

     RISK
 Third Quarter, 1998                   (1.7%)       (12.6%)     (10.0%)
 Fourth Quarter, 1987                  (7.5%)       (19.2%)     (22.5%)
 Cumulative Decline During
    Down Quarters                     (46.3%)       (56.4%)     (56.7%)
 Beta Since Inception
    (February 29, 1984)                 0.63          0.87        1.00

1. All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

2. Clipper Fund(SM)'s performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 696 actively managed large value mutual funds monitored by Morningstar.

  *1984 results for Clipper Fund(SM), S&P 500 and the Morningstar Large Value
   Funds Index are for the period February 29, 1984 (inception date) through December 31, 1984.

  **Through June 30, 2000

                                 Proxy Results

   On March 23, 2000, the Annual Shareholders' meeting for the Clipper
Fund(SM) was held. At the meeting, shareholders were asked to approve a slate of four (4) directors to serve for the coming year and to ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending December 31, 2000.
   Elected as directors of the Fund were James H. Gipson, Norman B. Williamson, Lawrence P. McNamee and F. Otis Booth, Jr.
   In addition, the accounting firm of Ernst & Young LLP was ratified as the Fund's independent auditors for the fiscal year ending December 31, 2000.
   Votes were cast as follows:
                                                               Broker
                            For       Against     Withheld   Non-Votes
                          --------    --------    ---------   ---------
   James H. Gipson        8,056,884       -        182,999        -
   Norman B. Williamson   8,050,200       -        189,683        -
   Lawrence P. McNamee    8,048,198       -        191,685        -
   F. Otis Booth, Jr.     8,038,734       -        201,149        -
   Ernst & Young LLP      8,092,008    86,610       61,265        -

==============================================================================

CLIPPER FUND(SM)
9601 Wilshire Boulevard
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet:  www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc.

DIRECTORS
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee
F. Otis Booth, Jr.

TRANSFER & DIVIDEND PAYING AGENT              [CLIPPER FUND(SM) LOGO GOES HERE]
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address:
330 W. 9th Street, 4th Fl.
Kansas City, MO  64105

CUSTODIAN
State Street Bank and Trust Company          S E M I - A N N U A L  R E P O R T

COUNSEL                                                  JUNE 30, 2000
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for
distribution to prospective investors
unless accompanied by a current prospectus.

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CF 2QTR 0600